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                                                                EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-70035, 33-014288 and 33-83156.



                                                [SIG]

                                                ARTHUR ANDERSEN LLP

Orange County, California
June 20, 1996